Virgin Galactic Announces Doug Ahrens as Chief Financial Officer LAS CRUCES, N.M. February 25, 2021 - Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic”), a vertically integrated aerospace and space travel company, today announced the appointment of Doug Ahrens as its new Chief Financial Officer, effective March 1, 2021. Ahrens will succeed Jon Campagna, who is stepping down as Chief Financial Officer following Virgin Galactic’s successful transition from private to public company. Michael Colglazier, Chief Executive Officer of Virgin Galactic, said, “I’m thrilled to welcome Doug Ahrens to the Virgin Galactic team. Doug’s deep experience helping global manufacturing companies scale and grow, combined with his tremendous capital markets and M&A expertise, will be incredibly valuable as we expand our production capabilities and work to monetize the business. Doug is an excellent leader and developer of talent with a proven track record in building and sustaining growth. I look forward to partnering with him as we continue to execute against our strategy." Colglazier continued, “I’d like to thank Jon on behalf of the entire Virgin Galactic team. Jon has been our CFO during our transition from private to public company and helped build excellent relationships with the investment community. He leaves us with a strong balance sheet at a time when the company is well‐positioned for future growth. We wish him the best in all of his future endeavors.” “I’m very excited to join Virgin Galactic at such a significant time in the company’s journey”, said Ahrens. “I look forward to being a part of this exceptional team as it makes history in the evolution of human spaceflight.” Ahrens is a seasoned executive with over 25 years of operational and strategic finance experience at multinational corporations. He has led global teams at rapidly growing public and privately held companies in complex technology and manufacturing environments. Ahrens most recently served as CFO at Mellanox, a public company in the semiconductor industry, where he was responsible for all finance functions until the successful acquisition by NVIDIA Corporation in 2020. Prior to Mellanox, Ahrens served as CFO for GlobalLogic, a large software engineering company, where he led the finance, IT, and legal teams to support the rapid growth of the business. Earlier in his career, Ahrens spent over a decade at Maxim Integrated Products, leading financial planning and coordinating M&A activities. Prior to that he served in a variety of financial roles at Intel Corporation for six years and as an Environmental Engineer at Chevron Corporation. Ahrens holds a bachelor’s degree in Mechanical Engineering from the University of California, San Diego and an MBA from the Harvard Business School. He also has an active CPA license in California, as well as a private pilot license. About Virgin Galactic Holdings

Virgin Galactic Holdings, Inc. is a vertically integrated aerospace and space travel company, pioneering human spaceflight for private individuals and researchers, as well as a manufacturer of advanced air and space vehicles. It is developing a spaceflight system designed to offer customers a unique and transformative experience. You can find more information at https://www.virgingalactic.com/ For media inquiries: Aleanna Crane - Vice President Communications Virgingalacticpress@virgingalactic.com +44 [0] 7395604549 For Investor Inquiries: Seth Zaslow – Vice President Investor Relations Seth.zaslow@virgingalactic.com Source: Virgin Galactic Holdings, Inc. Forward-Looking Statements This press release contains certain forward-looking statements within the meaning of federal securities laws with respect to Virgin Galactic Holdings, Inc. (the "Company"), including statements regarding the Company’s spaceflight systems, markets and expected performance. These forward-looking statements generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” and similar expressions. Forward- looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to the factors, risks and uncertainties regarding the Company's business described in the documents filed by the Company from time to time with the Securities and Exchange Commission (the "SEC"). These filings identify and address other important risks and uncertainties that could cause the Company’s actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.